SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       October 1, 2012
                        Date of Report
              (Date of Earliest Event Reported)

             HARDWOOD ACQUISITION CORPORATION
      (Name of Registrant as Specified in its Charter)

Delaware                    000-54591               00-0000000
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                      Identification No.)
of incorporation)

              9454 Wilshire Boulevard, Suite 612
                Beverly Hills, California 90212
           (Address of Principal Executive Offices)

                        202-387-5400
                (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    On October 1, 2012, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Moxian Corporation and filed such change with the State of Delaware.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             HARDWOOD ACQUISITION CORPORATION


Date: October 1, 2012       /s/  James Cassidy
                                President